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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): May 10, 1996
                                                          ------------


                           THE EASTWIND GROUP, INC.
            (Exact name of registrant as specified in its charter)

    Delaware                      0-27638                     23-2732753
    --------                      -------                     ----------
  State or other                (Commission                 (I.R.S.Employer
 jurisdiction of                File Number)               Identification No.)
incorporation or
  organization

                        100 Four Falls Corporate Center
                                   Suite 305
                     West Conshohocken, Pennsylvania 19428

                  -------------------------------------------
                    (Address of principal executive office)

                 Registrant's telephone number: (610) 828-6860
                                                --------------

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ITEM 5. OTHER EVENTS.
        -------------

      On May 10, 1996, The Eastwind Group, Inc. (the "Company") issued 1,000 shares of its newly-designated Series A Preferred Stock (the "Series A Preferred Stock") to Odyssey Capital Group, L.P. for gross proceeds of $1,200,000. The Series A Preferred Stock has a stated value of U.S. $1,000 per share and pays quarterly dividends at the rate of 9% per annum until May 9, 1999, 15% per annum thereafter until May 9, 2002, and 18% per annum thereafter. The Company may redeem the Series A Preferred Stock at any time on thirty days' prior written notice at the stated value per share plus accrued and unpaid dividends thereon to the date of redemption. The holders of the Series A Preferred Stock are entitled to payment of the stated value plus accrued and unpaid dividends thereon, prior to payment in respect of any class of capital stock of the Company, in the event of a liquidation or dissolution of the Company. The Series A Preferred Stock is not entitled to any voting rights.

      In connection with the issuance of the Series A Preferred Stock, the Company issued 220,000 Common Stock Purchase Warrants which are each exercisable to purchase one share of the Company's Common Stock at $6.00 per share until they expire on May 10, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

    (a) Financial statements.

        Not Applicable

    (b) Proforma financial information.

        See Pages F-1 to F-2

    (c) Exhibits (referenced to Item 601 of Regulations S-B).

4.1           Certificate of Powers, Designations,
              Preferences and Special Rights of
              Series A Preferred Stock

4.2           Common Stock Purchase Warrant
              Dated May 10, 1996

10.1          Securities Purchase Agreement by and
              Between The Eastwind Group, Inc.
              and Odyssey Capital Group, LP






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                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE EASTWIND GROUP, INC.




Dated: May 21, 1996                    By: /s/ Paul A. DeJuliis
                                          -----------------------------------
                                          Paul A. DeJuliis,
                                          Chairman and CEO
                                          (Chief Executive Officer)

                           The Eastwind Group, Inc.
                          Consolidated Balance Sheets
                                  (UNAUDITED)


                                                    March 31,      Proforma
                         ASSETS                       1996         (Note 1)
                                                   ----------    -----------
Current assets:
 Cash and cash equivalents                         $  754,490    $ 1,754,490
 Accounts receivable, net                           3,779,832      3,779,832
 Due from related party                                47,976         47,976
 Inventories                                        1,846,834      1,846,834
 Prepaid expenses                                      94,700         94,700
                                                   ----------    -----------
    Total current assets                            6,523,832      7,523,832
                                                   ----------    -----------
Property, plant and equipment:
 Land                                                  56,221         56,221
 Building and improvements                            963,180        963,180
 Furniture and equipment                              956,880        956,880
                                                   ----------    -----------
                                                    1,976,281      1,976,281
Less--Accumulated depreciation and amortization      (287,495)      (287,495)
                                                   ----------    -----------
    Net property, plant and equipment               1,688,786      1,688,786
                                                   ----------    -----------

Other Assets:
 Subordinated note receivable                         450,000        450,000
 Deferred income taxes                                128,312        128,312
 Other assets                                         482,627        482,627
 Goodwill, net                                        167,200        167,200
                                                   ----------    -----------
    Total other assets                              1,228,139      1,228,139
                                                   ----------    -----------
                                                   $9,440,757    $10,440,757
                                                   ==========    ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Lines of credit                                   $  746,213    $   746,213
 Current portion of long-term debt                    513,608        513,608
 Accounts payable                                   1,771,536      1,771,536
 Accrued expenses                                     367,784        367,784
 Accrued income taxes                                  83,323         83,323
 Deferred income taxes                                146,494        146,494
                                                   ----------    -----------
    Total current liabilities                       3,628,958      3,628,958
                                                   ----------    -----------
Long-term debt                                      3,209,975      3,209,875
                                                   ----------    -----------
Accrued pension and postretirement benefits           204,260        204,260
                                                   ----------    -----------
Deferred credit, net                                  178,712        178,712
                                                   ----------    -----------
Stockholders' equity:
 Preferred stock, $.10 par value, 3,000,000 shares
  authorized and none issued and outstanding at
  March 31, 1996; 1,000 shares issued and
  outstanding for pro forma                              ---             100
 Common stock, $.10 par value, 5,000,000 shares
  authorized, 1,683,250 issued and outstanding
  at March 31, 1996                                   168,325        168,325
 Warrants outstanding                                 139,836        139,836
 Additional paid-in capital                         2,129,465      3,129,365
 Accumulated deficit                                 (218,674)      (218,674)
                                                   ----------    -----------
    Total stockholders' equity                      2,218,952      3,218,952
                                                   ----------    -----------
                                                   $9,440,757    $10,440,757
                                                   ==========    ===========


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     Note 1 - Proforma Balance Sheet

     The proforma balance sheet reflects the issuance of the Company's Series A Preferred Stock as described in Item 5. There may be certain apportionments of warrant values and/or transaction costs which may be at variance from that reflected in the proforma balance sheet, but such adjustments are deemed by management to be immaterial to the gross proceeds of the transactions.

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                                EXHIBIT INDEX

Numbers            Description                                Method of Filing
- -------            -----------                                ----------------

4.1                Certificate of Powers, Designations,       Filed herewith
                   Preferences and Special Rights of
                   Series A Preferred Stock


4.2                Common Stock Purchase Warrant              Filed herewith
                   Dated May 10, 1996


10.1               Securities Purchase Agreement by and       Filed herewith
                   Between The Eastwind Group, Inc.
                   and Odyssey Capital Group, LP